Employee and Director Benefit Programs	12 Months Ended
Dec. 31, 2022
Employee and Director Benefit Programs
Employee and Director Benefit Programs

(12) Employee and Director Benefit Programs

The Bank has a profit sharing and 401(k) plan for the benefit of substantially all employees subject to certain minimum age and service requirements. Under the 401(k) plan, the Bank matched employee contributions to a maximum of 4.00% of annual compensation in 2020, 2021 and 2022.  The Company’s contribution pursuant to this formula was approximately $719,000, $709,000 and $692,000 for the years ended December 31, 2022, 2021 and 2020, respectively.  Investments made available under the 401(k) plan are determined by a committee comprised of senior management.  No investments in Company stock are available under the 401(k) plan. Contributions to the 401(k) plan are vested immediately.

In December 2001, the Company initiated a retirement benefit plan to provide retirement benefits to key officers and its Board of Directors and to provide death benefits for their designated beneficiaries.  Under the postretirement benefit plan, the Company purchased life insurance policies on the lives of the key officers and each director.  The increase in cash surrender value of the policies constitutes the Company’s contribution to the postretirement benefit plan each year.  Postretirement benefit plan participants are to be paid annual benefits for a specified number of years commencing upon retirement. Expenses incurred for benefits relating to the postretirement benefit plan were approximately $369,000, $447,000 and $368,000 for the years ended December 31, 2022, 2021 and 2020, respectively.

The Company paid medical benefits for certain retired employees through the first quarter of 2022. The Company did not incur any postretirement medical benefits expense in 2022, 2021 and 2020 due to an excess accrual balance.

The following table sets forth the change in the accumulated benefit obligation for the Company’s two postretirement benefit plans described above:

(Dollars in thousands)
	2022	2021

Benefit obligation at beginning of period	$5,011	4,870
Service cost	325	359
Interest cost	63	70
Benefits paid	(289)	(288)

Benefit obligation at end of period	$5,110	5,011

The amounts recognized in the Company’s Consolidated Balance Sheet as of December 31, 2022 and 2021 are shown in the following two tables:

(Dollars in thousands)
	2022	2021

Benefit obligation	$5,110	5,011
Fair value of plan assets	-	-

(Dollars in thousands)
	2022	2021

Funded status	$(5,110)	(5,011)
Unrecognized prior service cost/benefit	-	-
Unrecognized net actuarial loss	-	-

Net amount recognized	$(5,110)	(5,011)

Unfunded accrued liability	$(5,110)	(5,011)
Intangible assets	-	-

Net amount recognized	$(5,110)	(5,011)

Net periodic benefit cost of the Company’s postretirement benefit plans for the years ended December 31, 2022, 2021 and 2020 consisted of the following:

(Dollars in thousands)
	2022	2021	2020

Service cost	$325	359	359
Interest cost	63	70	70

Net periodic cost	$388	429	429

Weighted average discount rate assumption used to determine benefit obligation	5.50%	5.50%	5.49%

The Company paid postretirement plan benefits totaling $289,000, $288,000 and $216,000 during the years ended December 31, 2022, 2021 and 2020, respectively.  Information about the expected benefit payments for the Company’s two postretirement benefit plans is as follows:

(Dollars in thousands)

Year ending December 31,
2023	$329
2024	$353
2025	$370
2026	$368
2027	$494
Thereafter	$8,358